Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Richard D. Kinder
Richard D. Kinder

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Ted A. Gardner
Ted A. Gardner

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Anthony W. Hall, Jr.
Anthony W. Hall, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Gary L. Hultquist
Gary L. Hultquist

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Ronald L. Kuehn, Jr.
Ronald L. Kuehn, Jr.

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Deborah A. MacDonald
Deborah A. MacDonald

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Michael C. Morgan
Michael C. Morgan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Arthur C. Reichstetter
Arthur C. Reichstetter

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ C. Park Shaper
C. Park Shaper

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ William A. Smith
William A. Smith

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Joel V. Staff
Joel V. Staff

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Robert F. Vagt
Robert F. Vagt

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Kinder Morgan, Inc. (the “Corporation”), a Delaware corporation, in connection with the registration by the Corporation of its Class P common stock to be offered or sold pursuant to the Corporation’s Second Amended and Restated Stock Compensation Plan for Non-Employee Directors, hereby constitutes and appoints Kimberly A. Dang, Steven J. Kean and Catherine C. James, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Registration Statement on Form S-8 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney effective as of the 5th day of November 2021.

/s/ Perry M. Waughtal
Perry M. Waughtal